UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2005

_________________________________________________________________________________

EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Note:  This amendment No. 3 adds Item 8.01 additional information. All other Items remain unchanged from the Current Report on Form 8-K, and Form 8K/A filed on May 24 and May 26, and June 2, 2005 respectively.

ITEM 8.01 OTHER EVENTS

The Registrant reports it has completed the transaction regarding the Repurchase of Warrants and Issuance of Shares as of June 3, 2005 in accordance with the letter Agreement dated May 31, 2005 with AJW Partners and others. A description of this transaction and letter Agreement attached as an exhibit can be found in amendment No. 2 to this Report previously filed June 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:   /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  June 3, 2005

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